UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 26, 2007
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On December 26, 2007, Sean M. Reilly resigned as Corporate Controller of Tollgrade Communications, Inc. (the “Company”). As Corporate Controller, Mr. Reilly was serving as the Company’s principal accounting officer. As the Company undertakes a search for a permanent Corporate Controller and until such successor is appointed, R. Joseph Fink, 30, the Company’s Controller, European Operations, will serve as the Company’s interim Corporate Controller and principal accounting officer. Mr. Fink has served as the Company’s Controller, European Operations since August 1, 2007, and prior thereto served as the Company’s Assistant Controller since September 30, 2004. Prior to joining the Company, Mr. Fink was a Senior Associate with PricewaterhouseCoopers LLP in Pittsburgh, Pennsylvania.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.

Dated: December 26, 2007	By:	/s/ Sara M. Antol

Sara M. Antol General Counsel and Secretary